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                                                                 EXHIBIT 1.1

UNDERWRITING AGREEMENT
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                            ROCKCREST SECURITIES L.L.C.


                         3626 NORTH HALL STREET, SUITE 920
                                DALLAS, TEXAS  75219

James S. Harris                                                      member NASD
Principal                                                               and SIPC


AMERICAN CARD TECHNOLOGY, INC.

UNDERWRITING AGREEMENT
FOR REGULATION SB-2 OFFERING
"PUBLIC OFFERING"

May 1, 1998



American Card Technology, Inc.
1355 Terrell Mill Road
Building 1462, Suite 200
Marietta, GA. 30067


Ladies and Gentlemen:


       American Card Technology, Inc a Delaware corporation, including all of its subsidiaries, (the "Company"), of Marietta, GA. hereby confirms its agreement with Rockcrest Securities, L.L.C. and/or other members of the Underwriting Group (the "Underwriter") as follows:

I. Description Of Securities

       The Company's authorized and outstanding capitalization when the offering of the securities contemplated hereby (the "Offering") is permitted to commence and at the date of breaking of escrow and distribution of funds raised by the Underwriter to the Company pursuant to the terms and conditions stated in the prospectus prepared in connection with this Offering (the "Prospectus"), which is the date of closing the offering, (the "Closing Date"), will be set forth in the Prospectus included therein. The Company proposes to issue and sell to qualified investors an aggregate of up to 420,000 shares of its authorized $.001 U.S. par value common stock (the "Stock") at a price of $17.00 U.S. per unit on the terms as set forth in the Prospectus. The total aggregate shares shall not exceed 20% of the equity of the Company at the time of the effective date.


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II. Representations And Warrants of the Company

       In order to induce the Underwriter to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Underwriter as follows:

2.01. Registration Statement/Prospectus.
       A registration statement on Form SB-2, (File No. ___________) (the "Registration Statement") as amended, with respect to the shares, including the related Prospectus, copies of which have heretofore been delivered by the Company to the Underwriter, has been prepared by the Company in conformity with
(i) the requirements of the Securities Act of 1933, as amended (the "Act"); (ii) the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC"); and (iii) the laws and regulations of any other state or jurisdiction in which such Registration Statement or Prospectus is filed; said Registration Statement will be filed with the Commission under the Act; one or more amendments to said Registration Statement, copies of which have heretofore been delivered to the Underwriter, has or have heretofore been filed; and the Company may file on or prior to the effective date additional amendments to said Registration Statement, including the final Prospectus, with copies delivered promptly to the Underwriter.

       As used in this Agreement, the term Registration Statement refers to and means said Registration Statement on Form SB-2, and all amendments thereto, including the Prospectus with all exhibits and financial statements, as it becomes effective; the term "Prospectus" refers to and means the Prospectus included in the Registration Statement when it becomes effective; and the term "Preliminary Prospectus" refers to and means any Prospectus included in said Registration Statement before it becomes effective. The terms "effective date" and "effective" refer to the date the SEC declares the Registration Statement effective pursuant to Section 8 of the Act.

2.02. Accuracy Of Offering Documents and Prospectus.
       The SEC has not issued any order preventing or suspending the use of any Prospectus with respect to the Stock, and each Preliminary Prospectus has conformed in all material respects with the requirements of the Act and the applicable Rules and Regulations thereunder and to the best of the Company's knowledge has not included at the time of filing or at the time of submission to the Underwriter any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading. When the Registration Statement becomes effective and on the Closing Date, the Registration Statement and Prospectus and any further amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed SB-2 Offering, and all statements of material fact contained in the Registration Statement and Prospectus will be true and correct, and neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Company does not make any representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon written information furnished on behalf of the Underwriter specifically for use therein.

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2.03. Financial Statements.
       The financial statements of the Company together with related schedules and notes as set forth in the Registration Statement and Prospectus will present fairly the financial position of the Company and, where applicable, the results of its operations and cash flows at the respective dates and for the respective periods for which they apply; such financial statements have been prepared in accordance with generally accepted principles of accounting consistently applied throughout the periods concerned except as otherwise stated therein.

2.04. Independent Public Accountant.
       The Public Accountant, which has, if required, certified or shall certify all financial statements as part of the Registration Statement and Prospectus is an independent certified public accountant within the meaning of the Act and the Rules and Regulations.

2.05. No Material Adverse Change.
       Except as may be reflected in or contemplated by the Registration Statement or Prospectus, as the same may be amended, subsequent to the dates as of which information is given in the Prospectus, and prior to the Closing Date,
(i) there shall not be any material adverse change in the condition, financial or otherwise, of the Company or in its business taken as a whole; (ii) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of business; (iii) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Prospectus; (iv) there shall not have been nor will there be any change in the capital stock or long term debt (except current payments) of the Company; and (v) the Company has not and will not have paid or declared any dividends or other distributions on its common stock.

2.06. No Defaults.
       The Company is not in any material default which has not been waived in the performance of any obligation, agreement or condition contained in any debenture, note or other evidence of indebtedness or any indenture or loan agreement of the Company. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation, as amended, or bylaws of the Company, any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the blue sky or securities laws of any state or jurisdiction.

2.07. Incorporation And Standing.
       The Company is and at the Effective Date will be duly incorporated and validly existing in good standing as a corporation, under the laws of the State of Delaware with authorized and outstanding capital stock as set forth in the Registration Statement and Prospectus, and with full power and authority to own its property and conduct its business, present and proposed, as


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described in the Registration Statement and Prospectus; the Company has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or transacts business requiring such qualification. The Company has no subsidiaries other than as disclosed in the Registration Statement and Prospectus.

2.08. Legality Of Outstanding Stock.
       The outstanding common stock of the Company has been duly and validly authorized, issued and is fully paid and nonassessable and will confirm to all statements with regard thereto contained in the Registration Statement and Prospectus. No sales of securities have been made by the Company in violation of the registration provisions of the Securities Act of 1933.

2.09. Legality Of Stock.
       The Stock has been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable. The Stock, upon issuance, will not be subject to the preemptive rights of any shareholders of the Company. The Stock will conform to all statements with regard thereto in the Registration Statement and Prospectus.

2.10. Prior Sales.
       No securities of the Company, or of a predecessor of the Company, have been sold except as set forth in the Prospectus.

2.11. Litigation.
       Except as set forth in the Registration Statement and Prospectus, there is no action, suit or proceeding before any court or governmental agency, authority or body pending or to the knowledge of the company threatened which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company, or would materially affect the properties or assets of the Company.

2.12. Finder.
       The Company knows of no outstanding claim for services in the nature of a finder's fee or origination fee with respect to the sale of the Stock hereunder resulting from its acts for which the Underwriter may be responsible.

2.13. Exhibits.
       There will be no contracts or other documents which are required to be filed as exhibits to the Registration Statement or Prospectus by the Act or by the Rules and Regulations which will not be so filed and each contract to which the Company is a party and to which reference is made in the Prospectus has been duly and validly executed, is in full force and effect in all material respects in accordance with their respective terms, and none of such contracts have been assigned by the Company, and the Company knows of no present situation or condition or fact which would prevent compliance with the terms of such contracts, as annexed to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no intention of exercising any right which it may have to cancel any of its obligations under


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any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts.

2.14. Tax Returns.
       The Company, where applicable, has filed all federal and state tax returns which it is required to file and has paid all taxes shown on such returns and on all assessments it has received to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

2.15. Property.
       Except as otherwise set forth in or contemplated by the Registration Statement and Prospectus, the Company has good title, free and clear of all liens, encumbrances and defects, except liens for current taxes not due and payable, to all property and assets which are described in the Registration Statement and the Prospectus as being owned by the Company, subject only to such exceptions and qualifications as will be described in the Prospectus or which are not material and do not adversely affect the present or prospective business of the Company.

2.16. Authority.
       The execution and delivery by the Company of this Agreement has been duly authorized by all necessary corporate action and this Agreement is the valid, binding and legally enforceable obligation of the Company.


III. Best Efforts Offering

3.01. Statement Of Best Efforts.
       Due to the dynamic aspects of the market, the Underwriter makes no guarantees as to the success of the Offering, but agrees to use its best efforts to bring the Offering to a successful close. The Underwriter shall market the Stock to qualified investors in the manner the Underwriter determines to be the best method, at the Underwriter's discretion.

3.02. No Liability of Underwriter.
       In the event the Underwriter is unable to sell any portion of the Stock in this Offering, the Underwriter shall in no way be liable for such unsold portion.


IV. Prospectus

4.01. Delivery of Registration Statement.
       As required, the Company will deliver to the Underwriter without charge two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith and any amendments or supplements thereto, and shall deliver without charge to the Underwriter as many copies of each Registration Statement and any amendment or supplement thereto as deemed necessary by the Underwriter, including such financial statements, exhibits, amendments and supplements. The signed copies of the Registration Statement/Prospectus so furnished to the Underwriter will include signed copies of any and all consents and certificates of


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the independent public accountant certifying to the financial statements included in the Registration Statement and Prospectus and signed copies of any and all consents and certificates of any other persons whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified or reviewed any part thereof.

4.02. Delivery Of Preliminary Prospectus.
       The Company will deliver to the Underwriter, at the Company's expense, prior to the effective date of the Registration Statement as many printed copies of the Preliminary Prospectus filed with the SEC bearing the red ink statement required by SEC Rule 501 (c) (8) as the Underwriter may require for the purposes contemplated by this Agreement. The Company consents to the lawful use of such documents by the Underwriter and by dealers prior to the effective date of the Registration Statement.

4.03. Delivery Of Prospectus.
       The Company will deliver, at the Company's expense, as many printed copies of the Prospectus as the Underwriter may require for the purposes contemplated by this Agreement and shall deliver said printed copies of the Prospectus on the effective date and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

4.04. Further Amendments and Supplements.
       If during such period of time as in the opinion of the Underwriter or its counsel an Prospectus relating to this financing is required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or if it is necessary at any time after the effective date of the Registration Statement to amend or supplement the Prospectus to comply with the Act, the Company will forthwith notify the Underwriter thereof and prepare and file with the SEC or other State or jurisdiction, as may be required by law in a SB-2 Offering, such further amendment or supplement to the Registration Statement and Prospectus and furnish and deliver to the Underwriter, all at the cost of the Company, a reasonable number of copies of the amended or supplemented Prospectus which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Prospectus not misleading in light of the circumstance in which it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the Act, and in the event the Underwriter is required to deliver an Prospectus 90 days or more after the date of the Regulation SB-2 Offering, the Company will promptly upon request prepare such Prospectus or Prospectuss as may be necessary to permit compliance with the requirements of Section 10 of the Act.

4.05. Use Of Prospectus.
       The Company authorizes the Underwriter in connection with the distribution of the Stock to use the Prospectus, as from time to time amended or supplemented, in connection with the offering and sale of the Stock and in accordance with the applicable provisions of the Act and the applicable Rules and Regulations and applicable state blue sky or securities laws.


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V. Covenants Of the Company

5.01. Objection of Underwriter to Amendments or Supplements.
       After the date hereof, the Company will not at any time, whether before or after the effective date of the Registration Statement, file or distribute to any party any amendment or supplement to the Registration Statement or to the Prospectus unless and until a copy of such amendment or supplement has been previously furnished to the Underwriter within a reasonable time period prior to the proposed filing or distribution thereof, or of which the Underwriter or counsel for the Underwriter has reasonably objected to, in writing, on the ground that such amendment or supplement is not in compliance with the Act or the Rules and Regulations.

5.02. Company's Best Efforts to Cause Registration Statement to Become
Effective.
       The Company will use its best efforts to cause the Registration Statement, if required by the Act, and any post-effective amendment subsequently filed, to become effective as promptly as reasonably practicable and will promptly advise the Underwriter, and confirm such advice in writing (i) when the Registration Statement shall have become effective and when any amendment thereto shall have become effective and when any amendment of or supplement to the Prospectus shall be filed with the SEC; (ii) when the SEC shall make a request or suggestion for any amendment to the Registration Statement or the Prospectus or for additional information and the nature and substance thereof;
(iii) of the issuance by the SEC of an order suspending the effectiveness of the Registration Statement pursuant to Section 8 of the Act or of the initiation of any proceedings for that purpose; (iv) of the happening of any event which in the judgment of the Company makes any material statement in the Registration Statement or Prospectus untrue or which requires any changes to be made in the Registration Statement or Prospectus in order to make the statements therein not misleading; and (v) of the refusal to qualify or the suspension of the qualification of the Stock for offering or sale in any jurisdiction, or the institution of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such order or of any order preventing or suspending such use, to prevent any such refusal to qualify or any such suspension, and to obtain as soon as possible a lifting of any such order, the reversal of any such refusal and the termination of any such suspension.

5.03. Preparation Of Amendments and Supplements.
       The Company will promptly prepare and file promptly with the SEC, as required and upon request of the Underwriter, such amendments or supplements to the Registration Statement or Prospectus, in form satisfactory to counsel to the Company, as may be necessary, in the opinion of the counsel to the Underwriter and of counsel to the Company, in connection with the offering or distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

5.04. Blue Sky Qualifications.
       The Company will, when and as requested by the Underwriter, use reasonable efforts to qualify the Stock or such part thereof as the Underwriter may determine for sale under the so-called blue sky laws of the States of Texas, Georgia, Colorado, Oklahoma, Idaho, Oregon, Louisiana, Kansas, Illinois, Massachusetts, Florida, Washington, Nevada, California, Connecticut, New York and of so many other states as the Underwriter may reasonably request and to continue such qualification in effect so long as required for the purposes of


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the distribution of the Stock; provided, however, the Company shall not be required to make a blue sky filing in any state which would require that shares representing so-called "cheap stock" be escrowed for more than five years. The Blue Sky work shall be undertaken by counsel selected by the Company and shall be at the Company's expense.

5.05. Financial Statements.
       The Company, at its own expense, will prepare and give and will continue to prepare and give such financial statements and other information to and as may be required by the SEC or any state, regulatory agency or jurisdiction in which the Stock may be qualified.

5.06. Reports And Financial Statements to the Underwriter.
       During the period of five years from the Closing Date, the Company will deliver to the Underwriter (i) copies of each annual report of the Company; (ii) copies of all reports it is required to file or make available pursuant to the Investment Company Act of 1940, as amended (the "ICA"); (iii) within 90 days after the close of each fiscal year of the Company, a financial report of the Company and its subsidiaries, if any, on a consolidated basis, and a similar financial report of all unconsolidated subsidiaries, if any, all such reports to include a balance sheet as of the end of the preceding fiscal year, an income statement, a statement of changes in financial condition and an analysis of investors' equity covering such fiscal year, and all to be in reasonable detail and, if required, certified by independent public accountants for the Company;
(iv) within 45 days after the end of each quarterly fiscal period of the Company other than the last quarterly fiscal period in any fiscal year, copies of the consolidated income statement and statement of changes in financial condition for that period, and the balance sheet of the Company and its subsidiaries, if any, as of the end of that period and the income statement, statement of changes in financial condition and balance sheet of each unconsolidated subsidiary, if any, of the Company for that period, all subject to year-end adjustment, certified by the principal financial or accounting officer of the Company; (v) copies of all other statements, documents, or other information which the Company shall mail or otherwise make available to any class of its security holders, or if required shall file with SEC; and (vi) upon request in writing from the Underwriter, furnish to the Underwriter such other information as may reasonably be requested and which may be properly disclosed to the Underwriter with reference to the property, business and affairs of the Company and its subsidiaries, if any.

       If the Company shall fail to furnish the Underwriter with financial statements as herein provided, within the times specified herein, the Underwriter shall have the right to have such financial statements prepared by independent public accountants of their own choosing and the Company agrees to furnish such independent public accountants such data and assistance and access to such records as they may reasonably require to enable them to prepare such statements and to pay their reasonable fees and expenses in preparing the same, pursuant to Section 5.08. below. In the event the monies described in Section
5.08. below are not deposited the Company agrees to hold the Underwriter harmless if the Underwriter does not enforce the above listed rights.

5.07. Underwriter's Commission/Compensation.
       Upon Closing, the Company shall pay to the Underwriter the Sales Commission as set forth in theProspectus. This commission shall be ten percent (10%) of the gross proceeds from


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the sale of the Stock pursuant to the Offering. In addition, upon closing of the
Offering, the Underwriter has a five year option to purchase 100,000 shares of common stock at a 20% discount below market price, at the time of exercise.

5.08. Expenses Paid by the Company.
       The Company and its officers agree to deposit with the Underwriter, upon execution of this Agreement, a sufficient amount of money to fund all anticipated expenses, and the initial amount of $ 25,000 U.S. has been deposited. Rockcrest Capital Corporation performs all due diligence investigations on behalf of the Underwriter. Subject to the limitations described below in this section 5.08 (dealing with funds in excess of $25,000 U.S.) the Company and/or its officers will deposit such funds, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, to fund all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Stock and their issue and delivery to the Underwriter, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Stock to the qualified investors, the fees and expenses of the Company's counsel and accountants, all travel costs incurred by the Underwriter's personnel in connection with the Offering, the costs and expenses incident to the preparation, printing and filing under the Act and with the National Association of Securities Dealers, Inc., as necessary, of the Registration Statement and the Prospectus and any amendments or supplements thereto, the cost of printing, reproducing and filing, as necessary, the Registration Statement and Prospectus and the underwriting documents, the cost of printing and furnishing to the Underwriter copies of the Registration Statement and Prospectus, as well as any amendments and/or supplements thereto, and the cost of qualifying the Stock under the state securities or blue sky laws as provided in Section 5.04. herein, including expenses and disbursements of the Underwriter incurred in connection with such qualification, and any other expense deemed appropriate by the Underwriter. Said monies have been deposited with the Underwriter. Not withstanding the foregoing, any costs, fees, expenses, taxes and disbursements in excess of $25,000 shall only be the obligation of the Company by mutual written agreement between the parties and shall be paid by the Company promptly on or before the agreed upon date. The Underwriter and the Company may reach a mutual written agreement to revise the payment terms of any and all funds requested by the Underwriter.

5.09. Reports To Investors.
       During the period five years from the Closing Date, the Company will, as promptly as possible, not to exceed 120 days, after each annual fiscal period render and distribute reports to its investors which will include audited statements of its operations and cash flows during such period and its balance sheet as of the end of such period, as to which statements the Company's independent certified public accountants, if required, shall have rendered an opinion.

5.10. Section 11(a) Financials.
       The Company will make generally available to its security holders and will deliver to the Underwriter, as soon as practicable, but in no event later than the first day of the sixteenth full calendar month following the effective date of the Registration Statement, an earning statement (as to which no opinion need be rendered but which will satisfy the provisions of Section 11(a)


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of the Act) covering a period of at least 12 months beginning after the effective date of the Registration Statement.

5.11. Post-Effective Availability of Prospectus.
       Within the time during which the Prospectus is required to be delivered under the Act, the Company will comply, at its own expense, with all requirements imposed upon it by the Act, as now or hereafter amended, by the Rules and Regulations, as from time to time may be in force, and by any order of SEC, so far as necessary to permit the continuance of sales or dealings in the Stock.

5.12. Application Of Proceeds.
       The Company will apply the net proceeds from the sale of the Stock substantially in the manner set forth in the Prospectus.

5.13. Undertakings Of Certain Shareholders.
       The Company will deliver to the Underwriter, prior to or simultaneously with the execution of this Agreement an agreement executed by each officer, director or shareholder of the Company stating that such person shall not directly or indirectly offer or sell to qualified investors any portion of the shares of Common Stock owned prior to the effective date of this Agreement for a period of twelve months from the effective date of the Registration Statement without the Underwriter's prior written consent.

5.14. Delivery Of Documents.
       Prior to the funding of this Offering, the Company will deliver to the Underwriter, at its own expense, true and correct copies of the articles of incorporation and certificate of incorporation of the Company, and all amendments thereto, all such copies to be certified by the Secretary of State of the State of Delaware; true and correct copies of the bylaws of the Company and of the minutes of all meetings of the directors and the shareholders of the Company held prior to the Closing Date which in any way relate to the subject matter of this Agreement; and true and correct copies of all material contracts to which the Company is a part, other than contracts for the sale of products or services in the normal course of business. True and correct copies of any and all amendments to these instruments up to the Closing Date shall be provided to the Underwriter at the expense of the Company.

5.15. Cooperation With Underwriter's Due Diligence.
       At all times prior to the Closing Date, the Company will cooperate with the Underwriter in such investigation as the Underwriter may make or cause to be made of all the properties, business and operations of the Company in connection with this Offering, and the Company will make available to the Underwriter, in connection therewith, such information in its possession as the Underwriter may reasonably request.

5.16. No Sale Period.
       No offering, sale or other disposition of any common stock, equity or long-term debt will be made within one year after the effective date of the Prospectus, directly or indirectly, by the Company, otherwise than hereunder, unless the Underwriter gives prior written consent.


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5.17. Appointment Of Transfer Agent.
       The Company will appoint a transfer agent for the Stock subject to the Closing. Once such agent has been appointed, the Company will not change or terminate such appointment for a period of three years from the effective date without first obtaining the written consent of the Underwriter, which consent shall not be unreasonably withheld.

5.18. Compliance With Conditions Precedent.
       The Company will use all reasonable efforts to comply or cause to be complied with the conditions precedent to the several obligations of the Underwriter in Section 8 hereof.

5.19. Filings Required.
       The Company agrees to file with the SEC or any other state or jurisdiction all reports required under the Act, the Rules and Regulations or any other applicable law, and to provide a copy of such reports to the Underwriter, including but not limited to the filing of Form SR with the SEC in accordance with the provisions of Rule 463 promulgated under the Act.

5.20. Application To Moody's/ Standard & Poor's/ Dunn &Bradstreet
       The Company will, within 120 days after the effective date, apply for listing in Moody's Over-The-Counter Manual and/or Standard & Poor's and/or Dunn & Bradstreet and shall use its best efforts to have the Company listed in such manual. Whether the Company will apply for listing on one exchange or all three will be decided by the Underwriter and the Company cooperatively.

5.21. Application To NASDAQ/Bulletin Board
       The Company shall apply for entry of the Stock on the NASDAQ automated quotation system and/or the Bulletin Board and shall in such event use its best efforts to have its common stock quoted on that system.

5.22. Due Diligence Tour.
       The Company has agreed to spend up to $100,000 for the due diligence tour. The Company will follow the direction of the Underwriter regarding the structure and the particulars of the due diligence tour. The Company and the Underwriter will collectively decide the disposition of the due diligence tour.


VI. Indemnification

6.01. Indemnification By Company.
       The Company agree to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law and to reimburse persons indemnified as above for any legal or other expenses (including the cost of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in


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the Registration Statement or any amendment thereto or any application or other document filed in order to qualify the Stock under the blue sky or securities law of the states where the filings were made, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, all as of the date when the Registration Statement or such amendment, as the case may be, becomes effective, or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this subsection 6.01. shall not apply to amounts paid in settlement of any such litigation if such settlements are effected without the consent of the Company, nor shall it apply to any Underwriter or any person controlling any Underwriter in respect of such losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statements or made in reliance upon information within the knowledge of the Underwriter and furnished to the Company by the Underwriter for use in connection with the preparation of the Registration Statement and the Prospectus or any such amendment or supplement thereto. Furthermore, in the event the Company fails to provide all funds properly requested by the Underwriter pursuant to this Agreement in a timely manner as determined by the Underwriter in its sole reasonable discretion, the Company agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of
Section 15 of the Act against any and all claims arising out of this Agreement, any breach of this Agreement by the Company or failure by the Company to perform any authorized act under this Agreement, subject to the indemnity restrictions contained in this Section 6.01., whether such claims are originated by the Company, its officers, agents or assigns or by any other third party. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Underwriter. The Underwriter agrees that within ten days after the receipt by the Underwriter of written notice of the commencement of any action against them or against any person controlling them as aforesaid, in respect of which indemnity may be sought from the Company on account of the indemnity agreement contained in this subsection 6.01. to notify the Company in writing of the commencement thereof. The failure of the Underwriter so to notify the Company of any such action shall relieve the Company from any liability which it may have to the Underwriter or any person controlling the Underwriter as aforesaid on account of the indemnity agreement contained in this subsection 6.01., but shall not relieve the Company from any other liability which it may have to the Underwriter or such controlling person. In case any such action shall be brought against the Underwriter or any such controlling person and the Underwriter shall notify the Company of the Commencement thereof, the Company shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Underwriter or such controlling person or persons, defendant or defendants in such litigation. The Company agrees to notify the Underwriter promptly of commencement of any litigation or proceedings against it or any of its officers or directors, of which it may be advised, in connection with the issue and sale of any of its securities and to furnish to the Underwriter at its request copies of all pleadings therein and permit the Underwriter to be an observer therein and apprise the Underwriter of all developments therein, all at the Company's expense. Provided, however, that in no event shall the indemnification agreement contained in this subsection 6.01.


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inure to the benefit of any Underwriter (or any person controlling such
Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Stock in this Offering to any person by such Underwriter if such losses, claims, damages, liabilities or actions arise out of, or are based upon, an untrue statement or omission or alleged untrue statement or omission in a Preliminary Prospectus and if the Prospectus shall correct the untrue statement or omission or the alleged untrue statement or omission which is the basis of the loss, claim, damage, liability or actionfor which indemnification is sought and a copy of the Prospectus had not been sent or given to such person at or prior to the confirmation of such sale to him in any case where such delivery is required by the Act, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with Sections 4.02. and 4.03. hereof. Provided, however, the Company's obligations to indemnify hereunder shall not be applicable to any liability to which the Underwriter is subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of willful disregard of its obligations and duties under this Agreement. Notwithstanding anything to the contrary in this subsection 6.01. of this Agreement, no Underwriter shall be indemnified by the Company against any liability by any such Underwriter to the Company or its shareholders except in accordance with the guidelines set forth in Release No. IC-11330 issued by the SEC on September 2, 1980.

6.02. Indemnification by Underwriter.
       The Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and reasonable attorneys' fees) to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violation by the Underwriter in the sale of such securities of any applicable state or federal law or any rule, regulation or instruction thereunder relating to violations based on unauthorized statements by the Underwriter or any of their representatives, provided that such violation is not based upon any violation of such law, rule, regulation or instruction by the party claiming indemnification or inaccurate or misleading information furnished by the Company or its representatives, including information furnished to the Underwriter as contemplated herein. This indemnity agreement shall be in addition to any liability which the Underwriter may otherwise have.

6.03. Notice Of Litigation Against Underwriter.
       The Underwriter agrees to notify the Company promptly of the commencement of any litigation or proceeding against the Underwriter or against any such controlling person, of which it may be advised in connection with the issue and sale of any of the securities of the Company, and to furnish to the Company at its request copies of all pleadings therein and apprise it of all the developments therein, all at the Underwriter's expense, and permit the Company to be an observer therein.


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VII. Effectiveness Of Contract

7.01. Date Of Effectiveness
       This Agreement shall become effective immediately upon execution.The time of the release by the Underwriter of the Stock for offering, for the purposes of this Section VII., shall mean the time of the release by the Underwriter for publication of the first advertisement which is subsequently published relating to the Stock, or the time of the first delivery or mailing of copies of the Prospectus relating to the Stock which are subsequently delivered, whichever shall first occur. The Underwriter agrees to notify the Company immediately after the Underwriter shall have taken any action, by release or otherwise, whereby this Agreement shall have become effective. This Agreement shall, nevertheless, become effective at such time earlier than the time specified above, after the effective date, as the Underwriter may determine by notice to the Company.


VIII. Conditions Of Underwriter's Obligations

       The Underwriter's obligations hereunder to make payment to the Company hereunder on the Closing Date shall be subject to the terms and conditions stated in the Prospectus, and to the accuracy of the representations and warranties on the part of the Company herein contained, to the performance by the Company of all its agreements herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

8.01. Effectiveness Of Offering Documents.
       The Offering Documents shall have become effective on or prior to the date stated therein.

8.02. Accuracy Of Offering Documents.
       The Underwriter shall not have disclosed in writing to the Company that the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel to the Underwriter, is material, or omits to state a fact which, in the opinion of counsel to the Underwriter, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

8.03. Casualty And Other Calamity.
       Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause, of such character as materially adversely affects its business or property considered as an entire entity, whether or not such loss is covered by insurance and a key principal of the Company (Lawrence O. Perl and/or Raymond Findley) shall not have suffered any injury or disability of a nature which would materially adversely affect his ability as a key principal of the Company.

8.04. Litigation And Other Proceedings.
       Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against


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the Company and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, patents, operations or financial condition or income of the Company considered as an entity.

8.05. Lack of Material Change.
       Except as contemplated herein or as set forth in the Registration Statement and Prospectus, as such may amended, during the period subsequent to the date of the last audited balance sheet included in the Registration Statement and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of the last audited balance sheet included in the Registration Statement; and (ii) shall not, except in the ordinary course of its business, have incurred any liabilities or obligations (direct or contingent) or disposed of any of its assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the capital stock and surplus accounts of the Company shall be substantially the same as at the date of the last audited balance sheet included in the Registration Statement, without considering the proceeds from the sale of the Stock, other than as may be set forth in the Prospectus, and except as the surplus reflects the result of continued losses from operations.

8.06. Opinion of Counsel.
       The Company shall have furnished to the Underwriter the opinion, dated twenty-four hours prior to the Closing Date, addressed to the Underwriter, from the Company's counsel, to the effect that based upon their review of the Registration Statement and Prospectus, the Company's certificate of incorporation, bylaws, and relevant corporate proceedings, an examination of such statutes as the Company's counsel deem necessary and such other investigation by such counsel as it deems necessary to express such opinions:

(i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own and operate its properties and to carry on its business as set forth in the Registration Statement and Prospectus.

(ii) The Company is qualified as a foreign corporation in the State of Georgia and is not required to qualify or register as a foreign corporation in any other state and there are no other jurisdictions in which the Company's ownership of property or its conduct of business requires such qualification or registration and where the failure to so qualify would have a material adverse effect on its operations.

(iii) The Company has authorized and outstanding capital stock as set forth in the Registration Statement and Prospectus; the outstanding common stock of the Company, and the Stock, conform to the statements concerning them in the Registration Statement and the Prospectus; the outstanding common stock of the Company has been duly and validly issued and is fully paid and nonassessable and contains no preemptive rights; the Stock has been duly authorized and, upon issuance thereof and payment therefor in accordance with this Agreement, will be duly and


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validly issued, fully paid and nonassessable, and will not be subject to the preemptive rights of any shareholder of the Company.

(iv) No consents, approvals, authorizations or orders of agencies, officers or other regulatory authorities are known to such counsel which are necessary for the valid authorization, issue or sale of the Stock hereunder, except as required under the Act or blue sky or state securities laws.

(v) The issuance and sale of the Stock, and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not, to the best of Counsel's knowledge, conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a default under the certificate of incorporation or bylaws of the Company, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any of its property is bound or any existing law (provided this paragraph shall not relate to federal or state securities laws), order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency, body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over the Company or its property.

(vi) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel after such counsel has conducted a reasonable investigation, no order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the SEC under the Act, and the Prospectus, and each amendment and supplement thereto, complies as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder, and after a reasonable investigation such counsel has no reason to believe that either the Registration Statement or the Prospectus or any such amendment or supplement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made (except that no opinion need be expressed as to financial statements contained in the Registration Statement or Prospectus); and such counsel is familiar with all contracts referred to in the Registration Statement or Prospectus and such contracts are sufficiently summarized or disclosed therein or filed as exhibits thereto as required, and such counsel, after a reasonable investigation, does not know of any contracts required to be summarized or disclosed or filed, and such counsel, after a reasonable investigation, does not know of any legal or governmental proceedings pending or threatened to which the Company is the subject of which is required to be disclosed in the Registration Statement or the Prospectus which are not disclosed and properly described therein.

(vii) This Agreement has been duly authorized and executed by the Company and is a valid and binding agreement of the Company.

       As to routine factual matters such as the issuance of stock certificates and receipt of payment therefor, the states in which the Company transacts business, the adoption of resolutions reflected by the Company's minute book and the like, such counsel may rely on the certificate of an appropriate officer of the Company. Such opinion shall also cover such other matters incident to the transactions contemplated by this Agreement as the Underwriter shall reasonably request.


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8.07.01. Accountant's Letter.
       The Underwriter shall have received, if required, a letter addressed to the Underwriter and dated the date of this Agreement and the Closing Date, respectively, from the independent public accountant of the Company, stating that (i) with respect to the Company they are the independent public accountant of the Company within the meaning of the Act and the applicable published Rules and Regulations thereunder; (ii) in its opinion, the Company's financial statements which the independent public accountantaudited, at all dates and for all periods referred to and included in the Registration Statement and Prospectus, comply in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder with respect to SB-2 offering documents; (iii) on the basis of certain indicated procedures (but not an audit in accordance with generally accepted accounting principles), including examinations of the instruments of the Company set forth in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, whether or not appearing in the Prospectus, inquiries of the officers of the Company or other persons responsible for its financial and accounting matters regarding the specific items for which representations are requested below and a reading of the minute books of the Company, nothing has come to its attention which would cause it to believe that during the period from the last audited balance sheet included in the Registration Statement to a specified date not more than five days prior to the date of such letter (a) there has been any change in the capital stock or other securities of the Company or any payment or declaration of any dividend or other distribution in respect thereof or exchange therefor from that shown on its audited balance sheets or in the debt of the Company from that shown in the Registration Statement or Prospectus other than as set forth in or contemplated by the Registration Statement or Prospectus; (b) there have been any material decreases in net current assets or net assets as compared with amounts shown in the last audited balance sheet included in the Prospectus so as to make said financial statements misleading; and (c) on a basis of the indicated procedures and discussions referred to in clause (iii) above, nothing has come to its attention which, in its judgment, would cause the independent public accountant to believe or indicate that the unaudited financial statements and schedules, whether or not appearing in the Registration Statement and Prospectus, do not present fairly the financial position and results of the Company, for the periods indicated, in conformity with the generally accepted accounting principles applied on a consistent basis with the audited financial statements.

8.07.02. Conformed Copies of Accountant's Letter.
       The Underwriter shall be furnished without charge, in addition to the original signed copies, such number of signed or photostatic or conformed copies of such letters as the Underwriter shall reasonably request.

8.08. Officers' Certificate.
       The Company shall have furnished to the Underwriter a certificate by the Company's President and chief financial officer, dated as of the Closing Date, to the effect that, to the best of their knowledge;

(i) The representations and warranties of the Company in this Agreement are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied with all


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the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(ii) The Registration Statement has become effective and no order suspending the effectiveness of the Registration Statement has been issued and to the best of all knowledge of the respective signers after such respective signers have made inquiry, no proceeding for that purpose has been initiated or is threatened by the SEC.

(iii) The respective signers have carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto, and the Registration Statement and the Prospectus and any amendments and supplements thereto contain all statements required to be stated therein, and all statements contained therein are true and correct, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, has occurred no event required to be set forth in an amended or a supplemented Prospectus which has not been so set forth.

(iv) Except as set forth in the Registration Statement and Prospectus since the respective dates as of which the periods for which information is given in the Registration Statement and Prospectus and prior to the date of such certificates, and except for anticipated continuing losses, (a) there has not been any substantially adverse change, financial or otherwise, in the affairs or condition of the Company, and (b) the Company has not incurred any liabilities, direct or contingent, or entered into any transactions, otherwise than in the ordinary course of business.

(v) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, no dividends or distribution whatever have been declared and/or paid on or with respect to the common stock of the Company.

8.09. Tender Of Delivery of Stock.
       All of the Stock being offered by the Company shall be tendered for delivery in accordance with the terms and provisions of this Agreement.

8.10. Blue Sky Qualifications.
       The Stock shall be qualified in such states as the Underwriter may reasonably request pursuant to Section 5.04., and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

8.11. Approval Of Underwriter.
       All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to the Underwriter, whose approval shall not be unreasonably withheld. The suggested form of such documents shall be provided to the Underwriter at least one business day before the Closing Date. If necessary, the Underwriterwill provide a written memorandum stating which such closing documents it deems necessary for its review. Such


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memorandum shall be delivered five business days before the Closing Date to counsel for the Company.

8.12. Officers' Certificate As a Company Representative.
       Any certificate signed by an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter will be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

8.13. Non-Payment Of Requested Funds by Company.
       All funds agreed upon by mutual written agreement between the parties, as discussed herein, shall be paid by the Company as described in this Agreement. In the event the Company does not provide any and all funds as mutually agreed upon, as described in this Agreement, the Underwriter reserves the right to cease all activity with respect to this Offering until such funds are received from the Company. In the event all such funds are not received within thirty days from the date such funds are due, and no written agreement between the Company and the Underwriter as to the payment of such requested funds is reached, the Underwriter reserves the right to withdraw from its role in this Offering and instruct the escrow agent to return all monies received from investors to fund the offering, at the cost of the Company. Such withdrawal shall not be deemed a breach of this Agreement.

8.14. Requested Contracts, Information and Documents Provided.
       All contracts, information and documents requested in writing by the Underwriter from the Company, to include audited financial statements, key man life insurance and any other liability and/or casualty insurance deemed necessary by the Underwriter, fidelity bonds, and non-compete agreements with officers, have been timely provided to the Underwriter as requested. The Underwriter may request any contracts, information or documents which it reasonably deems necessary in order to facilitate the funding of this Offering, within its sole discretion.


IX. Termination

9.01. Termination Due to Non-Compliance.
       This Agreement may be terminated by the Underwriter by written notice to the Company in the event the Company shall have failed or been unable to comply in any material respect with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled (including but not limited to those specified in sections 2, 3, 4, 5, and 8 hereof) within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Underwriter in writing. The date of such termination notice shall be the termination date of this Agreement (the "Termination Date").

       This Agreement may be terminated by the Company by written notice to the Underwriter in the event the Underwriter shall have failed or been unable to comply in any material respect with any of the terms, conditions or provisions of this Agreement on the part of the Underwriter to be performed, complied with or fulfilled, within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly


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waived by the Company in writing.  The date of such termination notice shall be the termination date of this Agreement (the "Termination Date").

9.02. Termination Due to Due Diligence Investigations.
       In the event the Underwriter's due diligence investigations lead the Underwriter to believe any statement or fact presented by the Company, whether oral or written, on which it relied in executing this Agreement to be false or exaggerated, whether intentionally or unintentionally on the part of the Company, or to believe the Offering has an unacceptable likelihood of success or is fraudulent in any way, the Underwriter reserves the right to terminate this Agreement immediately, and upon termination the Underwriter shall refund any unused portion of any deposit it received from the Company. The Underwriter shall immediately provide a written notice to the Company notifying the Company of its termination of this Agreement and the reasons therefor. The date of such termination notice shall be the termination date of this Agreement (the "Termination Date").

9.03. Market Out Termination
       This Agreement may be terminated by the Underwriter by notice to the Company at any time if, in the judgment of the Underwriter, payment for and delivery of the Stock is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon the trading in securities generally, or minimum or maximum prices shall have been generally established on the New York Stock Exchange or trading in securities generally on such Exchange shall have been suspended, or a general moratorium shall have been established by federal or state authorities; (ii) a war or other national calamity shall have occurred;
(iii) substantial and material changes in the condition of the market (either generally or with reference to the sale of the Stock offered hereby) beyond normal fluctuations are such that it would be undesirable, impracticable or inadvisable in the judgment of the Underwriter to proceed with this Agreement or with the public offering; or (iv) of any matter materially adversely affecting the Company. The date of such termination notice shall be the termination date of this Agreement (the "Termination Date").

9.04. Termination Due to Misuse of Discretion, Willful Malfeasance, Bad Faith or Gross Negligence.
       This Agreement may be terminated by the Company upon written notice to the Underwriter, in cases where the Underwriter has exercised misuse of discretion, willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of willful disregard of its obligations and duties under this Agreement. The date of such termination notice shall be the termination date of this Agreement (the "Termination Date").

9.05. Termination Due to Court Proceedings.
       In the event any action or proceeding of the type referred to in subparagraph 10.02 below shall be instituted or threatened against the Underwriter at any time prior to the effective date hereunder, or in the event there shall be filed by or against the Underwriter in any court pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of the Underwriter's assets or if the Underwriter makes an assignment for the benefit of creditors, the Company shall have the right, with written notice to the Underwriter, to terminate this Agreement without any liability to the


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Underwriter of any kind except for the payment of all expenses as provided herein. The date of such termination notice shall be the termination date of this Agreement (the "Termination Date").

9.06. Effect Of Termination Hereunder.
       Any termination of this Agreement pursuant to this Section IX shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Section 5.08.; and the Company and the Underwriter shall be obligated to pay, respectively, their own losses, claims, damages or liabilities, joint or several, under this Agreement. Upon such termination the Underwriter shall instruct the escrow agent to return any and all funds received from investors to fund the offering, at the expense of the Company.


X. Underwriter's Representations and Warranties

The Underwriter represents and warrants to and agrees with the Company that:

10.01. Registration As Broker-Dealer and Member of NASD.
       The Underwriter is registered as a broker-dealer with the SEC and is registered as a broker-dealer in all states in which it conducts business and is a member in good standing of the National Association of Securities Dealers, Inc.

10.02. No Pending Proceedings.
       There is not now pending or threatened against the Underwriter any action or proceeding of which it has been advised, either in any court of competent jurisdiction, before the SEC or any state securities commission concerning its activities as a broker or dealer, nor has the Underwriter been named as a "cause" in any such action or proceeding.

10.03. Accountability Of Funds.
       The Underwriter shall provide a written, detailed accounting of any and all additional funds requested by the Underwriter from the Company which exceed the initial deposit amount as described in Section V above, upon written request from the Company received by the Underwriter within thirty days from the Closing Date or Termination Date of this Agreement, whichever shall occur first.

10.04. Furnish Distribution Sheets.
       The Underwriter undertakes to furnish the Company within thirty days after the Closing Date with a breakdown by states of the number of shares of Stock sold in each state in which the Stock is offered.


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XI. Arbitration and Venue

11.01. Arbitration Proceedings, Statement of Venue.
       Any disputes between Underwriter and the Company arising out of, or based in any way upon, the SB-2 Offering the subject of this Agreement shall be settled through arbitration. Any arbitration findings shall be binding upon all parties and final. The venue for such arbitration shall be Dallas County, Texas, and the costs and fees associated with such arbitration proceedings shall be borne by the party incurring such costs and fees.


XII. Notice

       Except as otherwise expressly provided in this Agreement:

12.01. Notice To the Company.
       Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company as follows:

       American Card Technology, Inc.
       1355 Terrell Mill Road
       Building 1462, Suite 200
       Marietta, GA. 30067

with copy to:

       Cohn & Birnbaum P.C.
       Attn:  Richard J. Shea
       100 Pearl Street
       Hartford, Connecticut  06103-4500

       Law Offices of Bartz & Bartz
       Attn:  ______________
       Southdale Office Center
       6750 France Avenue South, Suite 350
       Edina, Minnesota  55435

12.02. Notice To the Underwriter.
       Whenever notice is required by the provisions of this Agreement to be given to the Underwriter, such notice shall be given in writing and delivered via United States Post Office Certified Mail, addressed to the Underwriter as follows:

       Rockcrest Securities, L.L.C.
       3626 North Hall Street, Suite 920
       Dallas, Texas 75219


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UNDERWRITING AGREEMENT
ACTI
Page 23 of 24


XIII. Miscellaneous

13.01. Benefit.
       This Agreement is made solely for the benefit of the Underwriter, the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Stock.

13.02. Survival.
       The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company or its officers as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Underwriter contained in Section VI hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Underwriter or any such officer or director thereof or any controlling person of the Company or the Underwriter; (ii) delivery of or payment for the Stock; (iii) the Closing Date; and (iv) any successor of the Company and the Underwriter or any controlling person, officer or director thereof, as the case may be, who shall be entitled to the benefits thereof.

13.03. Governing Law.
       The validity, interpretation and construction of this Agreement and of each part hereof shall be governed by the laws of the State of Texas.

13.04. Underwriter's Information.
       Notwithstanding any participation by the Underwriter or its counsel in the preparation and/or revision of the Prospectus, the statements with respect to this Offering on the cover page of the Prospectus and under the caption Underwriting in the Prospectus shall constitute the only written information furnished by or on behalf of the Underwriter referred to in subsection 2.02. hereof, in subsection 6.01. hereof and elsewhere in this Agreement.

13.05. Term.
       The term of this Agreement commences on the date of execution of this Agreement and continues until the Termination Date or five years from the Closing Date, whichever shall occur first.

13.06. Full Agreement and Counterparts.
       This Agreement, which represents the full and complete agreement between the parties and can only be modified in writing signed by both parties, may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

13.07. Over-Allotment.
       The Underwriter will be issued an option exercisable for 30 days after the date of the Prospectus to purchase up to an aggregate of 42,000 additional shares of Common Stock at the public offering price set forth on the cover page of this Prospectus, less the underwriting



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UNDERWRITING AGREEMENT
ACTI
Page 24 of 24

discount. The Underwriter may exercise this option only to cover over-allotments, if any, made on the sale of the Stock offered hereby. To the extent that the Underwriter exercises this option, the Underwriter will be obligated to successfully sell the amount of shares of Stock that were exercised by the Underwriter.

       Please sign below to confirm that the foregoing correctly sets forth the full and complete Agreement between you and Rockcrest Securities, L.L.C. as of the date hereof.

       Executed on the dates below, effective May 1, 1998.

Very truly yours,

ROCKCREST SECURITIES. L.L.C.


By:  /s/Julie K. Chambers                         Date   May 1, 1998
   -------------------------------------              ------------------
     Julie K. Chambers
     Its Vice President


WE HEREBY CONFIRM AS OF THE DATE HEREOF THAT THE ABOVE LETTER SETS FORTH THE AGREEMENT BETWEEN THE UNDERWRITER AND US.

AMERICAN CARD TECHNOLOGY, INC.

By:  /s/Raymond Findley                           Date:  May 1, 1998
   -------------------------------------               -----------------
     Raymond Findley
     Its President


By:  /s/Lawrence O. Perl                          Date:  May 1. 1998
   -------------------------------------               -----------------
     Lawrence O. Perl
     Its Chief Executive Officer